SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 26, 2005

                        Residential Accredit Loans, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                  333-107959                 51-0368240
 (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
     OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         EXHIBIT INDEX LOCATED ON PAGE 4


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        Items 1 through 7 are not included because they are not applicable.

Item 8         Other Events.

        Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, Residential Accredit Loans, Inc. will file concurrently with, or subsequent to, the filing of this Current Report on Form 8-K a prospectus dated September 25, 2005 (the "Base Prospectus") and a prospectus supplement dated April 25, 2005 (the "Prospectus Supplement", and together with the Base Prospectus, the "Prospectus") with the Securities and Exchange Commission relating to its Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS5. Deloitte & Touche LLP has consented to the use of their name in the "Experts" section of the Prospectus Supplement. The consent of Deloitte & Touche LLP is attached hereto as Exhibit 23.1.

Item 9      Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable.

               (b) Not applicable.

               (c) Exhibits:

              Item 601(a) of
              Regulation S-K
Exhibit No.   Exhibit No.         Description

1             23               Consent of Deloitte & Touche LLP, independent
                               auditors of Radian Asset Assurance Inc. with respect to the Residential Accredit Loans, Inc.
                               Mortgage Asset-Backed  Pass-Through
                               Certificates, Series 2005-QS5.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RESIDENTIAL ACCREDIT LOANS, INC.


                                     By:    /s/ Joseph Orning
                                    Name:   Joseph Orning
                                   Title:   Vice President


Dated:  April 26, 2005

                                  EXHIBIT INDEX

                    Item 601(a) of
Exhibit Number      Regulation S-K                        Sequentially Numbered
                    Exhibit No.       Description         Page

1                   23                Auditor's Consent

                                    EXHIBIT 1




CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the use in this Prospectus Supplement of RALI Series 2005-QS5 Trust, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS5 comprising part of the Registration Statement (No. 333-107959) of RALI Series 2005-QS5 Trust, of our report, dated March 10, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph concerning the merger with Radian Reinsurance Inc.), relating to the consolidated financial statements of Radian Asset Assurance, Inc. and subsidiaries as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004.


We also consent to the reference to us under the heading "Experts" in such Prospectus Supplement.



/s/ Deloitte & Touche LLP
New York, New York
April 25, 2005